UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2020

ARROW ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-4482	11-1806155
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

9201 East Dry Creek Road, Centennial, CO	80112
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of the exchange on which registered
Common Stock, $1 par value	ARW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders

At the 2020 Annual Meeting of Shareholders of Arrow Electronics, Inc. (the “Company”) held on May 13, 2020 (the “Annual Meeting”), three proposals were submitted to the Company’s shareholders. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 1, 2020 (the “Proxy Statement”). As of the record date for the Annual Meeting, there were a total of 78,902,726 shares of common stock outstanding and entitled to vote at the Annual Meeting. There were 69,945,461 shares of common stock represented in person or by proxy at the Annual Meeting and, therefore, a quorum was present.

Proposal 1 — Election of directors for the ensuing year

The Company’s shareholders elected ten directors to hold office for a term of one year ending at the 2021 Annual Meeting of Shareholders. The voting results for each nominee were as follows:

Board Member	For	Withheld	Broker Non-votes
Barry W. Perry	57,733,750	9,726,596	2,485,115
William F. Austen	67,316,903	143,443	2,485,115
Steven H. Gunby	63,148,794	4,311,552	2,485,115
Gail E. Hamilton	65,300,740	2,159,606	2,485,115
Richard S. Hill	53,709,048	13,751,298	2,485,115
M.F. (Fran) Keeth	63,965,199	3,495,147	2,485,115
Andrew C. Kerin	65,748,767	1,711,579	2,485,115
Laurel J. Krzeminski	67,122,663	337,683	2,485,115
Michael J. Long	60,748,246	6,712,100	2,485,115
Stephen C. Patrick	63,944,936	3,515,410	2,485,115

Proposal 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. The appointment was ratified with 64,933,966 shares voting for, 4,954,342 shares voting against, and 57,153 shares abstaining.

Proposal 3 — Advisory vote on named executive officer compensation

The Company’s shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as described in the Proxy Statement. The proposal was passed by the shareholders with 45,354,476 shares in favor, 21,984,632 shares against, 121,238 shares abstaining, and 2,485,115 broker non-votes.

ITEM 7.01.     REGULATION FD DISCLOSURE

On May 15, 2020, the Company issued a press release regarding the election of William F. Austen as an independent director of the Company at the Annual Meeting.  Mr. Austen will serve on the Audit Committee of the Board. A copy of the press release is furnished with this report as Exhibit 99.1. Neither the information in Section 7.01 of this Current Report on Form 8-K nor the information in the press release shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)     EXHIBITS

99.1    Press release dated May 15, 2020.

104     Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: May 15, 2020	By:	/s/ Lily Hughes
	Name:	Lily Hughes
	Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary